Exhibit 99.1

August 24, 2021 Stric P t r ly iv P a r t i e vat n e d a C n o d n C fi o d n e f n i t d i e a n l tial INVESTOR PRESENTATION S PRING 2025

Disclaimer Private and Confidential 2 This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Tar Sands Holdings II (“TSHII”) and Integrated Rail & Resources Acquisition Corp. (“IRRX”) and related transactions (the “Proposed Business Combination”) and for no other purpose. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm’s participation in the potential financing, that you will not distribute, disclose or use such information in any way detrimental to TSHII or IRRX, that you will return to TSHII and IRRX, delete or destroy this Presentation upon request, and that the contents of this Presentation and any related discussion fall under the scope of the previously agreed terms of non - disclosure. No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of this Presentation or any other information (whether written or oral) that has been or will be provided to you. You are also being advised that the United States securities laws restrict persons with material non - public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will IRRX, TSHII, or any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions and or other information communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of the TSHII or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of TSHII, and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. If the Proposed Business Combination is pursued, IRRX will be required to file a registration statement (which will include a proxy statement/prospectus of IRRX) and other relevant documents with the Securities and Exchange Commission (“SEC”). Equity holders and other interested persons are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information about IRRX, TSHII, and the Proposed Business Combination. Equity holders will be able to obtain a free copy of the proxy statement/prospectus (when filed), as well as other filings containing information about IRRX, TSHII, and the Proposed Business Combination, without charge, at the SEC’s website located at www.sec.gov. IRRX, TSHII and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from IRRX’s equity holders in respect of the Proposed Business Combination and the other matters set forth in the proxy statement/prospectus. Information regarding IRRX’s directors and executive officers is available under the heading “Management” in IRRX’s final prospectus filed with the SEC on November 10 , 2021 . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available . NO OFFER OR SOLICITATION This Presentation relates to the potential financing of a portion of the Proposed Business Combination through a private placement of IRRX’s Convertible Preferred and Class A Common Stock. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither TSHII nor IRRX is making an offer of the Securities in any state where the offer is not permitted. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE .

Disclaimer (cont’d) Private and Confidential 3 Stifel, Nicolaus & Company, Incorporated (“Stifel”) is acting placement agent in connection with the business combination. In addition, Stifel is acting as financial advisor to IRRX. Stifel, their respective affiliates and any of their respective employees, directors, officers, contractors, advisors, members successors, representatives or agents make no representation or warranty as to the accuracy or completeness of this presentation, and shall have no liability for any representations (expressed or implied) contained in, or for any omissions from, this presentation or any other written or oral communications transmitted to the recipient in the course of its evaluation of the Company. The only information that will have any legal effect and upon which an interested party may rely upon will be that in such representations and warranties as may be contained in a definitive agreement between such party and IRRX relating to the Proposed Transaction, if any. INDUSTRY AND MARKET DATA Although all information and opinions and or other information expressed in this Presentation, including market data, statistical information, estimates and forecasts, were obtained from sources believed to be reliable and are included in good faith, TSHII and IRRX have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. Some data is also based on the good faith estimates of TSHII and IRRX, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with TSHII and IRRX. FORWARD - LOOKING STATEMENTS This Presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, each as amended. Forward - looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the TSHII’s and IRRX’s management and are not predictions of actual performance. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of TSHII and IRRX. These forward - looking statements are subject to a number of risks and uncertainties, including commodity price volatility; low prices for oil and natural gas; inflation; increased operating costs; lack of availability of drilling and production equipment and personnel; environmental risks; weather risks; security risks; drilling and operating risks; regulatory changes; uncertainty in estimating oil and gas reserves and in projecting future rates of production; changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the equity holders of IRRX or TSHII is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to TSHII; risks related to the rollout of TSHII’s business and the timing of expected business milestones; the effects of competition on TSHII’s business; supply shortages in the materials necessary for the production of TSHII’s products; risks related to original equipment manufacturers and other partners being unable or unwilling to initiate or continue business partnerships on favorable terms; the termination or reduction of government clean energy and electric vehicle incentives; delays in the construction and operation of production facilities; the amount of redemption requests made by IRRX’s public equity holders; the ability of IRRX or the combined company to issue equity or equity - linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed below in slide four and in IRRX’s final prospectus filed with the SEC on November 10, 2021 under the heading “Risk Factors” and other documents of IRRX filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements. There may be additional risks that neither IRRX nor TSHII presently know or that IRRX and TSHII currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In addition, forward - looking statements reflect IRRX’s and TSHII’s expectations, plans or forecasts of future events and views as of the date of this Presentation. IRRX and TSHII anticipate that subsequent events and developments will cause IRRX’s and TSHII’s assessments to change. However, while IRRX and TSHII may elect to update these forward - looking statements at some point in the future, IRRX and TSHII specifically disclaim any obligation to do so. These forward - looking statements should not be relied upon as representing IRRX’s and TSHII’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward - looking statements.

Disclaimer (cont’d) Private and Confidential 4 USE OF PROJECTIONS This Presentation contains projected financial, production and operating information with respect to TSHII, as applicable. Such projected information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. See “Forward - Looking Statements” section above as well as the risk factors described above. Actual results may differ materially from the results contemplated by the projected information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither IRRX’s nor TSHII’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. INFORMATION; NON - GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus to be filed by IRRX with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA, EBITDA Margin, Free Cash Flow, and PV - 10 have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). IRRX and TSHII believe that these non - GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to the TSHII’s financial condition and results of operations. IRRX and TSHII believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing TSHII’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in TSHII’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non - GAAP financial measures. TRADEMARKS AND TRADE NAMES IRRX and TSHII own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with IRRX and TSHII, or an endorsement or sponsorship of IRRX and TSHII. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that TSHII or IRRX will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Table of Contents I. Transaction Summary II. Tar Sands Holdings II Acquisition III. Uinta Basin Overview IV. Appendix Private and Confidential 5

I. Transaction Summary Private and Confidential 6

Transaction Summary Overview Integrated Rail and Resources Acquisition Corp. (“IRRX“) is proposing to de - SPAC via the purchase of Tar Sands Holdings II, LLC (“TSHII”), which owns Crown Asphalt Ridge Oil Sands processing plant (the “Refinery” or the “Plant”) and associated Tar Sands Resources (“Tar Sands”) 100% of TSHII acquired by IRRX for: $12 million of cash, $8 million of common stock Additional capex includes: $64 million to refurbish and repurpose the Plant and $90 million to increase Plant capacity from 16,500 barrels per day (“bbl/d”) to 50,000 bbl/d Pro Forma Company to be named Uinta Infrastructure Group Corp. (the “Company”) ● TSHII located near Vernal, Utah, is as an asphalt separation and refining operation consisting of process equipment, feedstock and product storage tanks, support utilities, and facilities ‒ Construction of the Plant was completed in 2000 and became operational for a short period of time ‒ From May 1 – September 30 of that year, the Plant was used as a distribution terminal, and emulsion and Polymer Modified Asphalt (PMA) manufacturing plant during the asphalt season and summer months ‒ A major commissioning of diesel fuel was successfully attempted in 2012 ‒ Process equipment (atmospheric and vacuum columns, sour water stripper, heaters, heat exchangers, pumps, piping, valves, etc.) ‒ Feedstock and product storage tanks, material handling equipment (feeders, blenders, centrifuges, hoppers and conveyors) ‒ Support utilities (water, power, sewer, steam system, water softening, etc.) ‒ Facilities (office/laboratory and warehouse), controls, instrumentation and site improvements ● The Plant consists of: ł The Plant will be refurbished and repurposed to enable it to refine Uinta Basin waxy crude oil into high value petroleum products such as gasoline and diesel fuel ‒ Initially the Plant will have 16,500 bbl/d of refining capacity with further plans to expand to 33,250 bbl/d in 2028 and 50,000 bbl/d in 2029 ‒ The Company has entered into a long - term offtake and tolling arrangement with Shell Source: Company. Private and Confidential 7

Transaction Summary

Key Terms

Highlights

Transaction Overview	**As part of this transaction:** • **IRRX** and **Tar Sands Holdings II** have executed a Business Combination Agreement setting forth the terms of an acquisition of 100% of Tar Sands Holdings II by IRRX • The Pro Forma Company will be named **Uinta Infrastructure Group Corp.**
Plant Valuation	• The acquisition of TSHII will be funded by IRRX cash in trust and transaction financing • 100% of TSHII will be sold to IRRX for $12mm of cash and $8.0mm of IRRX of IRRX Common Stock – Represents a pre-money equity valuation equal to $20.0mm (before approximately $64.0mm of refurbishment, repurposing and growth capital to get Plant capacity to 16,500 bbl/d)(1)
Pro Forma Valuation	• Transaction implies fully diluted pro forma enterprise value of $165.3mm

Summary Transaction Terms *($ in millions)*

Sources	
IRRX Cash in Trust (Non-Redemptions)	$3.3
Debt Financing	50.0
Equity Raise	53.0
Target Shareholders Equity Rollover	8.0
Total Sources	**$114.3**

Uses	
Cash to Seller	$12.0
Cash to SPAC Debtholders	8.4
Refurbishment / Repurposing of Refinery(1)	64.0
Cash to B/S for 2026 Operating Expenses	10.0
Common Equity to Seller	8.0
Fees and Expenses	11.8
Total Uses	**$114.3**

	Pro Forma Ownership			
	Count	Price	Value	%
Shares from PIPE Raise	5.3	$10.00	53.0	42.3%
Public Entity Sponsor Shares(2)	5.8	10.00	57.5	45.9%
Target Equity Rollover – Common Stock	0.8	10.00	8.0	6.4%
Shares from Converted BHI Note	0.4	10.00	3.6	2.8%
Shares from Non-Redemptions	0.3	10.00	3.3	2.6%
Pro Forma Common Equity Value	**12.5**	**$10.00**	**$125.3**	**100.0%**
(+) Debt			50.0	
(–) Cash			(10.0)	
Pro Forma Enterprise Value			**$165.3**	

Source: Company.
(1) Transaction proceeds exclude additional $90 million of capex to be spent in 2027 to expand the Plant to 50,000 bbl/d.
(2) Assumes no founder share concession.

Private and Confidential

8

Ivan Varela Post - Closing Chief Operating Officer Brian Feldott Director & Audit Committee Chair Post - Closing Chief Executive Officer Mark A. Michel Chairman & Current Chief Executive Officer Timothy J. Fisher Vice Chairman, President & Chief Financial Officer Today’s Presenters Post - closing Company to be named Uinta Infrastructure Group Corp. Pro Forma Management Team – Uinta Infrastructure Group Corp. Integrated Rail & Resources Acquisition Corp. Management Team George Fairchild Post - Closing Chief Financial Officer Private and Confidential 9

Experienced Management Team and Board with significant experience in the Uinta Basin Transaction Summary Investment Highlights Long - term offtake and tolling arrangement with Shell including meaningful upside through refining margin participation Built - in growth plan expected to more than triple EBITDA in a short period of time The Company will be able to leverage significant existing permits required for the restart and repurposing of the Plant Rising oil production in the Uinta Basin with supportive macro and political environment Low leverage and strong pro forma balance sheet Commenced 3rd Party Engineering Report to confirm $64.0 million cost to repurpose the Plant Source: Company. 1 2 3 5 7 6 4 Private and Confidential 10

II. Tar Sands Holdings II Acquisition Private and Confidential 11

Tar Sands Holdings II Acquisition

Repurposing Plan for the Plant

Overview

- Approximately $64.0 million of additional capital will be spent to restart and repurpose the plant for processing of Uinta Basin crude oil
  - With the implementation of capital expenditures, the plant will be expanded to a consistent capacity of 16,500 bbl/d
  - Throughout 2027, approximately $90.0 million will be spent to increase plant capacity to 50,000 bbl/d

Transaction proceeds for Plant repurposing / refurbishment directly linked to near-term production increase


2025E Capex
$64.0 million
2027E Capex
$90.0 million
4,125
16,500
33,250
50,000
50,000
2025E
2026E
2027E
2028E
2029E
2030E
Daily Barrels

Shell Marketing and Trading

- Uinta Infrastructure Group Corp. has entered into a long-term offtake and tolling arrangement with Shell Trading U.S. Company, an A+ / Aa2 credit rated counterparty[(1)]
- Shell will be the sole supplier of crude feedstock to the Facility, and the sole purchaser of refined products for the initial Nameplate Capacity, and for any expansion capacity for which Shell contracts
- Uinta Infrastructure Group Corp. is responsible for maintaining operational storage, line fill, tank heels, etc. necessary to operate the Facility

Shell is expected to market the following refined products that are processed through the facility

Near-term Products

- LPG
- Naphtha
- Gas Oil
- ULSD

Other Potential Products

- Gasoline
- Diesel
- Jet Fuel

Source: Company.

(1) A+ S&P credit rating as of 2/18/2021. Aa2 Moody's credit rating as of 8/29/2024.

Private and Confidential

12

Tar Sands Holdings II Acquisition

Characteristics & Advantages of Uinta Crude

Uinta Crude is highly prized as refinery feedstock and blending agent due to its unique combination of API gravity and purity

Uinta Crude Oil Advantages

- Uinta Crude is a light-sweet oil with nearly zero sulfur
- Uinta Crude's low TAN (total acid number), very low metal contaminants levels, very low nitrogen and carbon residue make it extremely versatile as refinery and blending feedstocks
- Lack of contaminants and wide range of generally light API gravity values offer wide range of blending options
- For every 1 bbl of Uinta Crude refiners yield 1.2 bbls of product; effectively increasing refinery returns by 20%
- Extremely low sulfur content (0.01%) - the IMO (International Marine Organization) 2020 marine shipping fuel standard will reduce the allowed sulfur percentage from 3.5% to 0.5%.
- At least 64 refineries in continental US that have capability to run Uinta Crude[(1)]

Uinta Crude Oil Characteristics

	Black Wax	Yellow Wax
API Gravity	28 – 38 Degrees	40 – 45 Degrees
Pour Point	95 – 105 F	105 – 120 F
Sulfur	0.01%	0.01%
Tan	<0.1	<0.1
Metals	Very Low	Very Low
Nitrogen	Very Low	Very Low
Carbon Residue	Very Low & Mid	Very Low & Mid

Uinta Black and Yellow Wax are characterized by their ideal API gravity, purity and high pour point



Black Wax from the Uinta's Green River formation and Yellow Wax from the Uinta's deeper Wasatch formation



Source: HDR Engineering.
(1) Does not consider offload capability.

Private and Confidential
13

Tar Sands Holdings II Acquisition

Vernal Refinery Project Summary

FEL-1 Conceptual
Becht Eng. / IRRX

- ✓ *Market Study*
- ✓ *Asset Identification*
- ✓ *Regulations Assessment*
- ✓ *Industry Feedback*
- ✓ *Project Premise*
- ✓ *Asset Integrity*
- ✓ *Permit Verification*
- ✓ *Feasibility Study*
- ✓ *Quarter Based Schedule.*
- ✓ *Class 5 Cost Estimate 50%/+100*
- ✓ *Block Flow Diagrams*
- ✓ *Basis for Design*
- ✓ *Emissions Evaluation*
- ✓ *Timeline to Operations*

FEL-2 Preliminary Design
BHI

- ✓ *Process Design Package*
- ✓ *Material Specifications*
- ✓ *Material Balance*
- ✓ *Process Descriptions*
- ✓ *Process Flow Diagrams*
- ✓ *Utility Balance*
- ✓ *Control Descriptions*
- ✓ *Prelim Instrument List*
- ✓ *Process Equipment list*
- ✓ *Tie-in List*
- ✓ *Equipment Datasheets*
- ✓ *Hydraulic Design Report*
- ✓ *Major Equipment Sizing*
- ✓ *Mechanical Eng. Package*
- ✓ *Preliminary PHA / HazOp*
- ✓ *Class 4 Schedule*
- ✓ *Class 4 Cost Estimate +/-30%*

FEL-3 FEED
BHI

- ✓ *Detailed Engineering*
- ✓ *Process & Instrument Drawings*
- ✓ *Piping Design*
- ✓ *Civil Design*
- ✓ *Material Take-off*
- ✓ *General Arrangement Drawings*
- ✓ *Process Hazard Analysis*
- ✓ *HAZOP Review*
- ✓ *Preliminary SOP's*
- ✓ *Quality Assurance Plan*
- ✓ *Bid Package Preparation*
- ✓ *Vendor Selection*
- ✓ *Risk Mitigation Plan*
- ✓ *Project Execution Plan*
- ✓ *Project Schedule*
- ✓ *Class 3 Cost Estimate +/- 10%*

EPC
BHI

- ✓ *Site Safety Plan*
- ✓ *Final Engineering*
- ✓ *Procurement*
- ✓ *Construction Execution Plan*
- ✓ *Work Breakdown Structure*
- ✓ *Lifting and Rigging Plans*
- ✓ *Structural Fabrication Drawings*
- ✓ *Installation Manuals*
- ✓ *Electrical Drawings*
- ✓ *QC / Inspection Procedures*
- ✓ *Final Heat & Material Balance*
- ✓ *Isometric Drawings*
- ✓ *Stress Analysis*
- ✓ *Operating Manuals*
- ✓ *Delivery Schedule*
- ✓ *FAT / SAT Acceptance Test*
- ✓ *Commissioning*

	FEL-1 Conceptual	FEL-2 Preliminary Design	FEL-3 FEED	EPC
Cost:	$350K	$1MM	$2MM	$62MM
Completed:	January 2025	May 2025	July 2025	January 2026
	Current Status →	Anticipated Closing →	Typical Project FID →	

Source: Company.

Private and Confidential

14

Tar Sands Holdings II Acquisition

Vernal Refinery Project Timeline


Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026
Feasibility Study
Asset Integrity Report
Award Owners Eng.
Begin FEL-2
Draft Air Permit Modifications
Complete FEL-2
Award FEL-3 / EPC
Insurance Wrap Bonding
Order Major Equipment
Begin Field Prep Work
Decon Equipment
Select DCS
Complete Demo
Complete API 510 Scope
Complete Civil
Install Major Equip.
Achieve Mechanical Completion
Chemical Cleaning
UDAQ Permit Approval
Build Crude Inventory
Commissioning
Begin Operations

Source: Company.

Private and Confidential
15

III. Private and Confidential 16 Uinta Basin Overview

Uinta Basin Overview

Refineries

Overview

- The Utah crude oil processing and refining market lags behind the production potential that resides in the Uinta Basin
  - Crude oil production in the Uinta Basin has had double digit annual production growth since 2021, essentially doubling output since 2019
  - During this same time period, Utah Wax processing and refining capacity has remained stagnant at 83,000 bbl/d
- Local refiners lack the capacity to process significant amounts of the waxy crude oil that is native to the Uinta Basin
  - As a result, producers in the region utilize Gulf Coast and California refineries to offset this production / capacity discrepancy

With crude oil production in the Uinta Basin expected to increase to meet growing national demand, opportunities for new Utah processing facilities and refineries will be met with open arms

Utah Crude Oil Refining Capacity

Owner	Refinery	Total Capacity '000 barrels per day	Waxy Crude Capacity '000 barrels per day
Silver Eagle	Woods Cross	15	10
Big West Oil	North Salt Lake	32	13
HollyFrontier	Woods Cross	40	18
Chevron	North Salt Lake	56	16
Marathon	North Salt Lake	64	26
Total		**207**	**83**

Refinery Positions



Tesoro
Pioneer
Plains
Chevron
Altamont/Bluebell
Uinta Basin
Monument Butte
UNEV
Providence
Covenant
Paradox Basin
CCI
Greater Aneth
BOX ELDER
CACHE
RICH
WEBER
MORGAN
DAVIS
SUMMIT
DAGGETT
SALT LAKE
TOOELE
WASATCH
UTAH
DUCHESNE
UINTAH
JUAB
CARBON
SANPETE
EMERY
MILLARD
SEVIER
GRAND
PIUTE
WAYNE
GARFIELD
SAN JUAN
KANE
Crude Oil
Crude oil field
Petroleum refinery
Crude oil pipeline
Pet. products pipeline
Basin boundary
County boundary
Interstate highway
Data Source: UGS, DOGM
0
20
40
miles

- There are only 5 refineries currently located in the Salt Lake City area with a total Uinta Wax crude processing capacity of 83,000 b/d
- 18 refineries are within a 1,000 mile radius of the Uinta Basin, 15 of which are capable of processing Uinta's waxy crude – but at a small scale
- Half of the close proximity refineries are in California, a region especially hostile to the receipt of crude oil
- Producers are actively looking for more efficient ways to process their crude without geographical and / or political constraints

Demand is there for new Uinta Wax processing facilities in the Uinta Basin, which will provide producers increased operational efficiencies and transport-cost reductions

Source: Kem C. Gardner Policy Institute, Utah Geological Survey, East Daley Analytics, U.S. Energy Information Administration.

Private and Confidential

17

Uinta Basin Overview

Activity and Production Forecast

Overview

- Due to strong well results and a supportive price environment, Uinta Basin operators have steadily increased their drilling cadence to as high as seven horizontal drilling rigs in recent months
  - XCL (Partnership between SM Energy and Northern Oil and Gas, Inc.) has led the drilling activity with three active rigs
  - Uinta Wax (partnership between CH4, a NGP sponsor-backed company and Finley Resources) has remained active with two drilling rigs
  - Crescent Energy Company (NYSE: CRGY, KKR sponsored and operates under Javelin Energy Partners) currently has one drilling rig
  - Other independents account for the remaining two rigs currently operating in the core of the basin
  - Ovintiv (recently bought by FourPoint Resources, LLC) stood up two rigs in 2023
- Low breakeven costs insulate cash flows from volatile commodity price cycles

Uinta Basin Oil Production ('000 bbl/d)



2020 – 2024: 28.0% CAGR
86.4
86.1
71.9
85.3
109.0
154.5
193.0
2018
2019
2020
2021
2022
2023
2024

Source: ADI Analytics.

Core Uinta Activity



UT
XCL
XCL
XCL
XCL
Utah
Uintah
Crescent
Uinta Wax
Uinta Wax
Finley
Activity
Permits
Rigs
Other PDP
Other
Water
National Forests
0 1 2 3 4 mi

Private and Confidential

18

Uinta Basin Overview

Extensive Demand from Gulf Coast Refiners

There are at least 64 refining locations identified that are capable of processing Uinta Crude Oil(1)

- The below refineries have rail and steam capabilities as well as the equipment necessary to process and offload unblended Uinta Crude
- The atmospheric distillation of the seven Gulf Coast refineries highlighted below exceeds the total atmospheric distillation of the SLC refineries by ~12x
  — In addition to the below refineries, there are numerous blending facilities that are capable of receiving and blending Uinta Crude to desirable specifications

Despite extensive demand and refining capabilities, transportation capacity from the Uinta Basin to the Gulf Coast is currently limited

Selected Gulf Coast Refineries Capable of Offloading and Processing Uinta Crude

Refiner	Location	Atmospheric Distillation	Catalytic Reforming	Fuels Solvent	Distillate Hydrocracking	Gas Oil Hydrocracking	Total Hydrocracking	Distance from Uinta (miles)	Rail Offload	Steam Capability
Motiva	Port Arthur, TX	630,000				82,000	82,000	1,475	Yes	Yes
ExxonMobil	BatonRouge, LA	523,200			27,000		27,000	1,581	Yes	Yes
ExxonMobil	Beaumont, TX	359,200					65,500	1,435	Yes	Yes
Deer Park (Shell/PEMEX)	Deer Park, TX	340,000	24,500			60,000	60,000	1,338	Yes	Yes
Shell	Norco, LA	250,000					44,000	1,640	Yes	Yes
Valero	Port Arthur, TX	415,000				123,000	123,000	1,475	Yes	Yes
Valero	St. Charles, LA	220,000			28,000	70,000	98,000	1,640	Yes	Yes
Total Selected Gulf Coast Refineries		**2,737,400**	**24,500**		**55,000**	**335,000**	**499,500**			

Selected West Coast Refineries Capable of Offloading and Processing Uinta Crude

Refiner	Location	Atmospheric Distillation	Catalytic Reforming	Fuels Solvent	Distillate Hydrocracking	Gas Oil Hydrocracking	Total Hydrocracking	Distance from Uinta (miles)	Rail Offload	Steam Capability
BP Cherry Point	Blaine, WA	236,000				65,000		1,115	Yes	Yes
Total Selected West Coast Refineries		**236,000**				**65,000**				

Salt Lake City Refineries Capable of Offloading and Processing Uinta Crude

Refiner	Location	Atmospheric Distillation	Catalytic Reforming	Fuels Solvent	Distillate Hydrocracking	Gas Oil Hydrocracking	Total Hydrocracking	Distance from Uinta (miles)	Rail Offload	Steam Capability
Big West Oil	North Salt Lake, UT	32,000	8,500					124	No	No
Chevron	Salt Lake City, UT	56,000	8,500					119	No	No
Tesoro	Salt Lake City, UT	63,000	11,400					119	No	No
Holly Frontier	Woods Cross, UT	26,400	8,400	6,000		9,000	9,000	126	No	No
Total SLC Refineries		**177,400**	**36,800**	**6,000**		**9,000**	**9,000**			

Source: HDR Engineering.
(1) Does not consider offload capability.

Private and Confidential

19

Uinta Basin Overview

Select Upstream Operators

Overview

- FourPoint Resources, LLC holds a large position and has remained active drilling wells over the last few years both internally and through development partnerships
- Prominent sponsor backed portfolio companies have entered the play through acquisitions and development partnerships with legacy operators
  - Crescent Energy (NYSE: CRGY, KKR sponsored, operates under Javelin Energy Partners)
  - FourPoint Energy (Quantum Capital Group and Kane Anderson sponsored)
  - Uinta Wax (NGP sponsored company is a partner)
  - XCL (Partnership between SM Energy and Northern Oil and Gas, Inc.) has led the drilling activity with three active rigs
- Other operators that have entered the play and are evaluating extending the core of the play include
  - Berry Petroleum (NASDAQ: BRY)
  - Foothills Exploration (private)
  - Greylock Energy (private)
  - Koda (Quantum Capital Group sponsored)
  - Vaquero Energy (private)

Select Operator Positions


UT
Duchesne
Utah
Uintah
Carbon
XCL (SM/NOG)
Berry Petroleum
Greylock
Crescent Energy (KKR)
Uinta Wax
Foothills Exploration
Koda (Quantum)
FourPoint Resources
Vaquero Energy
XCL (SM/NOG)

Source: Enverus and company websites.

(1) Ovintiv recently divested mature waterflood assets.

Private and Confidential

20

Uinta Basin Overview

Offtake Solutions with Significant Upside from Pending Development Projects

Uinta Basin Railway Overview

- The Uinta Basin Railway ("UBRH") is a proposed railway and crude oil loading terminal that will connect the Uinta Basin to the North American railway network (e.g. Gulf Coast / West Coast refineries)
- Uinta Crude production is currently limited by Salt Lake City refining capacity (~80-100 mbopd) and Uinta Basin infrastructure capacity (~145 mbopd)
- Due to the captive nature of the Salt Lake City refining market, Uinta Crude is priced at a ~$6 discount per barrel to WTI(1) in Salt Lake City compared a ~$7 premium per barrel to WTI in the Gulf Coast
- Uinta Crude is desirable as a refinery feedstock; however, it cannot be transported long distance via pipelines due to its waxy physical properties
- UBRH will enable operators to increase their production and take full advantage of more competitive market pricing on the U.S. Gulf Coast and West Coast
- Final Environmental Impact Statement and permits have been received
- Drexel Hamilton Infrastructure Partners ("DHIP") has reached agreement with the Ute Tribe for a carried interest of five percent; the Ute Tribe owns ~1/3 of the best oil acreage in the Uinta Basin; the railway crosses tribal lands
- UBRH will connect into part of the Class-I rail network where Burlington North and Union Pacific have dual trackage rights
- The Supreme Court heard oral arguments in December 2024 regarding the August 2023 D.C. Appeals Court decision to block construction of the Utah rail line
  - The Seven County Infrastructure Coalition (SCIC) is optimistic about the Supreme Court's review
  - The new Republican Administration is very supportive of the Uinta Basin Railway

Union Pacific and BNSF National Railway System



Vancouver
Seattle
Spokane
Winnipeg
Portland
Helena
St. Paul
Chicago
Salt Lake City
Oakland
San Francisco
Denver
Topeka
Kansas City
St. Louis
Los Angeles
San Bernardino
Long Beach
San Diego
Albuquerque
Amarillo
Oklahoma City
Memphis
Birmingham
Fort Worth
El Paso
New Orleans
Houston
UBRH
Union Pacific
BNSF

Private and Confidential

Source: Company.
(1) Assumes WTI price of $75/bbl.

21

Private and Confidential IV. Appendix 22

Private and Confidential Tar Sands Holdings II Acquisition 23 Property and Facility, Resources and Permitting Property and Facility Source: Company. (1) Administered by the Utah Department of Environmental Quality (DEQ) under its Division of Air Quality Program (DAQ) and the groundwater discharge program under the Division of Water Quality (DWQ). • The Company has assessed the current and new permitting requirements for phased operation of the Plant, with Phase 1 expected to operate under existing permits / covered by Permit by Rule (“PBR”) — Phased output expansion of the refinery is expected to be issued under the existing minor source permit or PBR in accordance with Utah Air Quality jurisdiction (1) • Utah contains the largest known U.S. oil sand deposit, and Asphalt Ridge is one of Utah’s largest and most accessible oil sands deposit — Located in the Uinta Basin in eastern Utah near the town of Vernal • The combined land holding consists of 760 acres of which the Company has full rights to bituminous sands on 600 acres, and with surface rights on the remaining 160 acres • The Company’s extraction facility located on the property contains significant oil processing infrastructure — $62 million has been spent on the facility and existing equipment over the last 25 years, with the primary purpose being to enhance and expand oil sand separation technologies — Major areas of the facility have been successfully tested and commissioned with oil sands, demonstrating that oil extraction is commercially feasible • The Company’s plan is to utilize the majority of existing equipment associated with the refining process to produce commercial products for Shell — Existing tar sand handling facilities will be properly decommissioned, retrofitted or removed from the location to improve environmental conditions and make room for anticipated refining expansions • The Property also includes a transload truck facility and terminal, which will be expanded as required to allow for efficient terminaling and transportation crude feedstock and refined products — Shell will be responsible for delivery of feedstock and refined products • There are three well - defined priority “pit” areas of Asphalt Ridge where the surface mineable reserves are principally located (known as the “A”, “D”, and “South” Tracts) — The extraction facility is located on the A Tract, and the Company acquired the “A” and “D” Tracts in 2013, which provides them with the most concentrated oil sands reserves at Asphalt Ridge — The South A Tract currently has a surface mine that has supplied Uintah County with natural asphalt material used in construction and maintenance of the county roads Resources and Permitting It is not anticipated that oil sands will be developed in the near term – instead the Company will focus on processing feedstock under the Shell Offtake Agreement The UPDES storm water permit remains current and all environmental and other commercial occupancy permits will be updated for new ownership Significant Existing Infrastructure Resources in Place

Risk Factors Private and Confidential 24 All references below to the “Company,” “we,” “us” or “our” refer to the combined business of TSHII after giving effect to the Proposed Business Combination with IRRX. The risks presented below are certain of the general risks related to TSHII’s business, industry and operations are not exhaustive. The list below is qualified in its entirety by disclosures contained in future filings by IRRX (or by third parties) with respect to TSHII with the SEC. These risks speak only as of the date of this Presentation, and we make no commitment to update such disclosure. The risks highlighted in future filings with the SEC may differ significantly from, and will be more exhaustive, than those presented below. Risks Related to TSHII’s Business, Industry and Operations ł ł ł ł ł ł ł ł ł ł ł ● A substantial or extended decline in oil and natural gas prices may adversely affect our business, financial condition or results of operations and our ability to meet our capital expenditure obligations, our debt repayment and service obligations, and our financial commitments. The assumptions underlying the TSHII’s financial and production projections may prove inaccurate and are subject to significant risks and uncertainties that could cause actual results to differ materially from forecasted results. Transportation capacity for crude oil, natural gas and water and, in the case of produced and flowback water, disposal and/or recycling capacity, must continue to grow in conjunction with the anticipated growth in drilling activity in and production from the Uinta basin for Uinta Basin forecasts to be realized. The Uinta basin is currently approaching capacity limits in each of these areas. While Uinta basin operators are diligently pursuing all avenues to permit, finance and construct these capacity expansions, there can be no assurance that such expansions will be completed in a timely manner, if at all. TSHII is located in the Uinta Basin in Utah, making us vulnerable to risks associated with operating in a single geographic area. Competitive industry conditions, including competitors with significantly greater resources, may negatively affect our ability to conduct operations. We will be required to fund significant amounts of capital expenditures to execute our business plan, including anticipated capital expenditures to restart TSHII and further increase refining capacity. Our ability to execute the TSHII’s business plan will be dependent upon the successful refurbishment / repurposing, commencement of operations and continuing operation of the Plant. There can be no assurance that TSHII will be restarted and/or repurposed on - time, on budget or at all. Any derivative transactions we enter into may limit our gains and expose us to other risks such as taxes and royalties. Legislation and regulations related to derivative contracts could have an adverse impact on our ability to hedge risks associated with our business. Compliance with environmental and occupational safety and health laws and other government regulations could be costly and could negatively impact our operations. Inflation could adversely impact our ability to control costs, including our operating expenses and capital costs. Risks Related to the Proposed Business Combination ● TSHII will incur higher costs post - business combination as a result of being a public company. Risks Relating to the Organizational Structure and Tax Risks after the Proposed Business Combination ● Our Amended and Restated Certificate of Incorporation may include an exclusive forum provision that identifies the Court of Chancery of the State of Delaware as the exclusive forum for certain litigation, including any derivative actions, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us, our directors, officers or employees.

Risk Factors (cont’d) Private and Confidential 25 ł ł ł ł ł ł ł ● Provisions in our proposed amended and restated certificate of incorporation and Delaware law may inhibit a takeover of us, which could limit the price investors might be willing to pay in the future for our common stock and could entrench management. IRRX is an emerging growth company, and the reduced reporting requirements applicable to emerging growth companies may make our common stock less attractive to investors. Future sales of our common stock by our existing stockholders may cause our stock price to fall. A market for our securities may not develop, which would adversely affect the liquidity and price of our securities. Our securities may be delisted from trading on the NYSE or Nasdaq exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. Our level of indebtedness could adversely affect our ability to meet our obligations under our indebtedness, react to changes in the economy or our industry and to raise additional capital to fund operations. We could issue additional preferred stock without stockholder approval with the effect of diluting then current stockholder interests, impairing their voting rights and potentially discouraging a takeover that stockholders may consider favorable. Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.